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                                      - 1 -                       Exhibit 99 (b)

                            NON-COMPETITION AGREEMENT


THIS AGREEMENT dated as of October 1, 1999 is among:


                  WARGO HOLDINGS LTD., (BCCA incorporation No. 0327852)
                  of 10600 Seaham Crescent, Richmond, British Columbia, V7V 3V3

                  (the "Vendor")

AND
                  JAN SKOLLSBERG, of 10600 Seaham Crescent, Richmond, British Columbia, V7V 3V3

                  ("Skollsberg")

AND

                  19035 YUKON INC., (Yukon incorporation No.19035) of Suite 200, 304 Jarvis Street, Whitehorse, Yukon, Y1A 2H2

                  (the "Purchaser")

AND

                  STEARNS & LEHMAN, INC., an Ohio corporation, of 30 Paragon Pkwy, Mansfield, Ohio, 44903

                  ("S&L")

AND

                  OSCAR SKOLLSBERG'S FOOD TECHNIQUE LIMITED, (Federal Corporation No. 1241991 and extraprovincially registered in British Columbia under No. A-0029524 ) of 185 - 11960 Hammersmith Way, Richmond, British Columbia, V7A 5C9

                  (the "Company")

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                                      - 2 -                       Exhibit 99 (b)

         WHEREAS, by a share purchase agreement (the "Share Purchase Agreement") dated October 1, 1999 among the Parties, the Purchaser purchased all of the issued and outstanding shares in the capital of the Company,

         AND WHEREAS it is contemplated by the parties to the Share Purchase Agreement that the Parties enter into a non-competition agreement,

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which each Party acknowledges, the Parties agree as follows:


                                     PART 1

                                 INTERPRETATION

1.1 DEFINED TERMS. In this Agreement, including the Recitals, the following terms will have the following meanings:

         "BUSINESS" means the business of the Company as presently operated in respect of beverage-related products and includes, without limiting the foregoing, the beverage-related business of the Company as it relates to flavoured syrups, bottle stands, syrup pumps, pour spouts, recipe books, flavouring syrups, topping syrups, and chocolate syrup;

         "CLAIMS" means a "claim" as defined in the Share Purchase Agreement;

         "CLOSING DATE" means October 1, 1999;

         "GOVERNMENTAL AUTHORITY" means the government of Canada or the United States, or the government of any province, state, municipality or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions;

         "INFORMATION" means all proprietary technology, know-how, trade secrets, information concerning the ownership and business, documentation, records, data, customer lists and information, supplier lists and information, business prospects, materials, samples and prototypes and like information relevant to or used in connection with the Business or ownership of the Company, which is not generally known and available in the public domain, existing as of the Closing Date;

         "PARTIES" means the Vendor, Skollsberg, the Purchaser, S&L and the Company and "PARTY" means any one of them;

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                                      - 3 -                       Exhibit 99 (b)

         "PERSON" means an individual, a partnership, a corporation, a trust, an unincorporated organization, a Governmental Authority and the heirs, executors, administrators or other legal representatives of an individual;

         "RESTRICTED PERIOD" has the meaning set out in Section 2.2; and

         "SHARE PURCHASE AGREEMENT" has the meaning set out in the Recitals.


                                     PART 2

                              RESTRICTIVE COVENANTS

2.1 CONFIDENTIALITY. Skollsberg covenants and agrees with S&L, the Purchaser and the Company that he will not, directly or indirectly, divulge to any Person, any Information and any other information or data which is a trade secret or confidential or proprietary information of the Company or relating to the customers, processes or products and services of the Business, including those relating to research, development, manufacturing, purchasing, accounting, engineering, marketing, merchandising or selling of products and services.

2.2 RESTRICTIVE COVENANT. Skollsberg covenants and agrees with S&L, the Purchaser and the Company that he will not, for a period of four (4) years after the Closing Date (the "Restricted Period") and within Canada or the United States use any Information in a manner competitive with the Business and, without limiting the foregoing, he will not during the Restricted Period, within Canada or the United States:

         (a) directly or indirectly manufacture, procure, sell, or distribute, or facilitate in any manner (including the lending of money or the guaranteeing of any debts or obligations) the manufacture, procurement, sale, or distribution of any products or services materially similar to those of the Business, either individually or in partnership, or jointly or in conjunction with, any other Person; or

         (b) directly or indirectly assist (as a director, shareholder, partner, employee or in any other capacity) any Person to manufacture, procure, sell, or distribute any products or services materially similar to those of the Business; or

         (c) have any direct or indirect interest or concern (as a director, shareholder, partner, employee or in any other capacity) in or with any Person, if any part of the activities of that Person consists of the manufacture, procurement, sale, or distribution of any products or services materially similar to those of the Business, or the facilitation in any manner of the sale of any products or services materially similar to those of the Business.

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                                      - 4 -                       Exhibit 99 (b)

2.3 NON-SOLICITATION - BUSINESS. Skollsberg covenants and agrees with S&L, the Purchaser and the Company that during the Restricted Period he will not:

         (a) directly or indirectly solicit any customer or potential customer of the Business;

         (b) directly or indirectly assist (be it as a director, shareholder, partner, employee or in any other capacity) any Person directly or indirectly to solicit any customer or potential customer of the Business; or

         (c) have any direct or indirect interest or concern (be it as a director, shareholder, partner, employee or in any other capacity) in or with any Person if any of the activities of that Person consists of soliciting any customer or potential customer of the Business;

if that solicitation would be, directly or indirectly, calculated to result in a sale of any products or services materially similar to those of the Business.

2.4 NON-SOLICITATION - EMPLOYEES. Skollsberg will not during the Restricted Period, directly or indirectly, induce any individual who, to his knowledge, is then employed or under contract on a full time or substantially full time basis by the Company to leave the employ of the Company or terminate any contractual relationship with the Company, without the prior written consent of S&L, the Purchaser and the Company.

2.5        ACKNOWLEDGEMENTS.  Skollsberg acknowledges that:

         (a) without the non-competition, non-solicitation and other covenants set out in this Part 2, S&L, the Purchaser and the Company would not have entered into the Share Purchase Agreement and that those covenants are reasonable in the circumstances, and are necessary to protect the economic position of S&L, the Purchaser and the Company in connection with the transactions under the Share Purchase Agreement and that all defences to the strict enforcement of this Part 2 are waived by Skollsberg;

         (b) the breach by Skollsberg of any of the terms of this Part 2 would cause serious and irreparable harm to S&L, the Purchaser and the Company, or any of them, which could not adequately be compensated for in damages, and in the event of a breach of any of the terms of this Part 2, Skollsberg consents to an injunction being issued against him, restraining him from any further breach of any if the terms of this Part 2, but the provisions of this Section 2.5(b) will not be considered to be in derogation of any other remedy which any of S&L, the Purchaser or the Company may have in the event of any breach of any of the terms of this Part 2; and

         (c) Skollsberg has reviewed the provisions of this Part 2 and has turned his mind to the reasonableness of the scope of this
                  Part 2 including geographical scope, time period,

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                                      - 5 -                       Exhibit 99 (b)

                  and nature of business restricted, and he has received the advice of legal counsel who has explained the implications of this Part 2, and that he understands the implications of this
                  Part 2, and is satisfied that the provisions of this Part 2 are both necessary and reasonable for the protection of the legitimate business interests of S&L, the Purchaser and the Company, and that the provisions reflect the mutual desire and intent of Skollsberg and S&L, the Purchaser and the Company and should be upheld in their entirety and be given full force and effect.

2.6 INVESTMENTS PERMITTED. Nothing in this Part 2 will prevent Skollsberg from directly or indirectly owning up to an aggregate of 5% of the issued capital stock of any public company, the price of whose shares is quoted in a published newspaper of general circulation.

2.7 CONSIDERATION. As consideration for the covenants and acknowledgements of Skollsberg set out in this Part 2, S&L will pay to Skollsberg a fee equal to Cdn. $13,350 per month for each month of the Restricted Period, such fee to be paid to Skollsberg on the last day of each month.

2.8 NO DEFENSE. The existence of any claim, or cause of action, of Skollsberg against any of S&L, the Purchaser or the Company, whether under this Agreement (including pursuant to Section 2.7) or any other agreement, will not constitute a defence to the enforcement by S&L, the Purchaser and the Company of any of the terms of this Part 2.

2.9 VENDOR COVENANT. The Vendor covenants with S&L, the Purchaser and the Company to cause Skollsberg to comply in all respects with his obligations under this Part 2.


                                     PART 3

              PURCHASER'S AND S&L'S REPRESENTATIONS AND WARRANTIES

In order to induce the Vendor and Skollsberg to enter into this Agreement, the Purchaser and S&L agree as follows:

3.1 STATUS OF PURCHASER. The Purchaser is a corporation duly incorporated under the Business Corporations Act (Yukon), is a valid and subsisting corporation and is in good standing with respect to the filing of annual returns required under that Act.

3.2 AUTHORIZATION - PURCHASER. The Purchaser has the requisite corporate power and capacity to enter into the transactions contemplated by this Agreement, and to perform its obligations hereunder, and the execution and delivery or observance or performance of this Agreement is not a contravention or breach of the constating documents or resolutions of directors and shareholders of the Purchaser or the terms of any agreement, trust or other document or any Requirement of Law applicable to the Vendor and this Agreement has been duly authorized by all necessary corporate action on the part of the Purchaser and constitutes valid and legally binding obligations of the

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                                      - 6 -                       Exhibit 99 (b)

Purchaser enforceable against it in accordance with its terms, subject to the fact that specific performance is an equitable remedy available only in the discretion of the courts.

3.3 STATUS OF S&L. S&L is a corporation duly incorporated under the laws of Ohio and is a valid and subsisting corporation.

3.4 AUTHORIZATION - S&L. S&L has the requisite corporate power and capacity to enter into the transactions contemplated by this Agreement, and to perform its obligations hereunder, and the execution and delivery or observance or performance of this Agreement is not a contravention or breach of the constating documents or resolutions of directors and shareholders of S&L or the terms of any agreement, trust or other document or any Requirement of Law applicable to the Vendor and this Agreement has been duly authorized by all necessary corporate action on the part of S&L and constitutes valid and legally binding obligations of S&L enforceable against it in accordance with its terms, subject to the fact that specific performance is an equitable remedy available only in the discretion of the courts.

3.5 ABSENCE OF CONFLICTING AGREEMENTS. The performance of this Agreement will not be in violation of the constating documents of the Purchaser and S&L nor of any agreement or material contract to which the Purchaser or S&L is a party and will not give any Person any right to terminate or cancel any agreement of the Purchaser and/or S&L nor this Agreement.

3.6 DISCLOSURE. No representation or warranty of the Purchaser made in this Agreement omits to state a material fact necessary to make the statement, in light of the circumstances in which they were made, not misleading.


                                     PART 4

                             VENDOR AND SKOLLSBERG'S
                         REPRESENTATIONS AND WARRANTIES

In order to induce the Purchaser and S&L to enter into this Agreement and the Share Purchase Agreement, the Vendor and Skollsberg agree as follows:

4.1 STATUS OF VENDOR. The Vendor is a corporation duly incorporated, validly existing, and in good standing with respect to annual filings under the laws of the Province of British Columbia.

4.2 CAPACITY OF VENDOR. The Vendor has the requisite power and capacity to enter into this Agreement and to perform its obligations hereunder and the execution, delivery or observance or performance of this Agreement is not a contravention or breach, or will not be a contravention or breach, of the constating documents or resolutions of directors and shareholders of the Vendor or the terms of any agreement, trust or other document or any lawful requirement of the Vendor.

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                                      - 7 -                       Exhibit 99 (b)

4.3 AUTHORIZATION AND BINDING EFFECT OF AGREEMENT. This Agreement has been duly authorized in the case of the Vendor and the Company and duly executed and delivered by each of the Vendor, Skollsberg and the Company and constitutes valid and legally binding obligations of the Vendor, Skollsberg and the Company, enforceable against each of them in accordance with its terms, subject to the fact that specific performance is an equitable remedy available only in the discretion of the courts.


                                     PART 5

                                     SET-OFF

5.1 SET-OFF. If, under this Agreement or under the Share Purchase Agreement, Skollsberg becomes obligated to pay any sum of money to S&L, the Purchaser or the Company, then Skollsberg hereby agrees that, after he and the Vendor have been given reasonable notice and the right to pay directly:

         (a) if the amount is the proper subject of a Claim, is bona fide and is owed to S&L, then such amount may, at S&L's election, and without limiting or waiving any right or remedy of S&L under this Agreement, be set-off against amounts owing by S&L to Skollsberg pursuant to this Agreement; or

         (b) if the amount is the proper subject of a Claim, is bona fide and is owed to the Purchaser or the Company, Skollsberg hereby irrevocably directs S&L to pay to the Purchaser or Company, as the case may be, such amount and then such amount may, at S&L's election, and without limiting or waiving any right or remedy of S&L under this Agreement, be set-off against amounts owing by S&L to Skollsberg pursuant to this Agreement.


                                     PART 6

                               DISPUTE RESOLUTION

6.1        NEGOTIATION, MEDIATION, ARBITRATION.

         (a) will first be attempted to be resolved by the Parties through good faith negotiations and in connection therewith, any Party may request in writing that the other Party or Parties meet and commence such negotiations within a reasonable period of time (in no event later than seven (7) days) after such request;

         (b) if within seven (7) days after commencement of negotiations under Section 6.1(a) above the Parties cannot come to agreement, the Parties will attempt to resolve the

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                                      - 8 -                       Exhibit 99 (b)

                  dispute by mediated negotiation and will use best efforts to agree on the choice of mediator within seven (7) days of a request for mediation by one Party to the others;

         (c)      if the matter cannot be resolved by mediation within fourteen
                  (14) days of appointment of a mediator, or if the Parties cannot agree on a mediator within seven (7) days of a request of a Party to appoint a mediator, the matter will be referred to arbitration in accordance with the provisions set out below;

         (d) any dispute between the Parties which cannot be settled by negotiation or mediation will be determined by arbitration in accordance with the Commercial Arbitration Act (British Columbia) and arbitration will be the exclusive method for final resolution of such dispute;

         (e) there will be a single arbitrator who will be disinterested in the dispute or controversy and will be impartial with respect to all Parties hereto. If the Parties cannot agree on an arbitrator within seven (7) days of the dispute going to arbitration pursuant to Section 6.1(c) above, the appointment will be according to the Commercial Arbitration Act (British Columbia);

         (f) the determination of the arbitrator will be final and binding on the Parties;

         (g) each Party will bear its own costs in any such arbitration, provided that, if the arbitrator finds that any Party will have acted unreasonably he may, in his discretion, award costs against such Party;

         (h) the arbitrator will have the discretionary authority to grant injunctive relief and specific performance as may be requested by a Party;

         (i) any order of an arbitrator may be entered with a Court of competent jurisdiction for the purposes of enforcement;

         (j)      the place of arbitration will be Vancouver;

         (k) the arbitrator will give effect insofar as possible to the desire of the Parties hereto that the dispute or controversy be resolved in accordance with good commercial practice; and

         (l) the arbitrator will decide such dispute in accordance with the laws of the Province of British Columbia.

                                      - 9 -                       Exhibit 99 (b)

                                     PART 7

                                     GENERAL

7.1 GENDER AND NUMBER. Words of one gender include all genders, and words in the singular include the plural and vice versa.

7.2 INTERPRETATION NOT AFFECTED. In this Agreement, using separate Parts and inserting headings are for convenient reference only and will not affect how this Agreement is interpreted.

7.3 GOVERNING LAW. This Agreement will be governed by and construed in accordance with British Columbia laws and applicable Canadian law and will be treated in all respects as a British Columbia contract.

7.4        SUBMISSION TO JURISDICTION.  Each of the Parties will:

         (a)      submit to the jurisdiction of British Columbia;

         (b) if not resident, incorporated or registered in British Columbia, appoint an agent to receive service of any process in British Columbia; and

         (c) if any appointed agent is required, notify the other Parties of the name and address of its appointed agent.

7.5 SEVERABILITY. The invalidity, illegality, or unenforceability of any provision of this Agreement will not affect the validity, legality, or enforceability of any other provision of this Agreement.

7.6 ENUREMENT. This Agreement will enure to the benefit of and will be binding upon the Parties and their respective heirs, executors, administrators, successors and assigns.

7.7 ASSIGNMENT. The Vendor acknowledges and agrees that the Purchaser may assign its rights and obligations under this Agreement to a nominee of the Purchaser.

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                                     - 10 -                       Exhibit 99 (b)

7.8 COUNTERPART. This Agreement may be signed by original or by facsimile in one or more counterparts and upon execution in counterparts by each Party hereto, such counterpart will constitute an original of this Agreement and execution and delivery by facsimile will be legally binding upon the Parties.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Agreement as of the date set out on the initial page hereof.



WARGO HOLDINGS LTD.                          19035 YUKON INC.


per:     __________________________          per:     __________________________


OSCAR SKOLLSBERG'S FOOD                      STEARNS & LEHMAN, INC.
TECHNIQUE LIMITED

per:     __________________________          per:     __________________________


--------------------------------
JAN SKOLLSBERG